UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))
Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.025 per share	QUAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2026, the Board of Directors of Quad/Graphics, Inc. (the “Company”) appointed Dave Honan as President of the Company, in addition to his current role as Chief Operating Officer. Joel Quadracci, who has served as President and CEO of the Company since 2006 and Chairman, President and CEO since 2010, will continue as Chairman and CEO. The biography for Mr. Honan, age 57, is set forth under the heading “Business—Information About Our Executive Officers” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on February 21, 2025, which information is incorporated herein by reference.

In consideration of his appointment, Mr. Honan will receive a grant of restricted stock on March 1st with a grant date fair value of $250,000 that will vest in full on the third anniversary of the date of grant.

There are no family relationships between Mr. Honan and any Company director or executive officer, and no arrangements or understandings between Mr. Honan and any other person pursuant to which he was selected as an officer. Since January 1, 2025, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Honan had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Honan’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits. The following exhibit is being filed herewith:

EXHIBIT INDEX

Exhibit
Number

(99.1)    Press Release of Quad/Graphics, Inc., dated February 17, 2026.

(104)    Cover Page Interactive Data File (embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 17, 2026

QUAD/GRAPHICS, INC.

		By:	/s/ Anthony C. Staniak
		Name:	Anthony C. Staniak
		Title:	Chief Financial Officer and Treasurer

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